FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

CALIFORNIA DEPARTMENT OF FINANCIAL INSTITUTIONS

SAN FRANCISCO, CALIFORNIA

)
)
IN THE MATTER OF	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE
IMPERIAL CAPITAL BANK	)	OF AN ORDER
LA JOLLA, CALIFORNIA	)	TO CEASE AND DESIST
)
(INSURED STATE NONMEMBER BANK))		Docket FDIC-08-392b
)
)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST ("CONSENT AGREEMENT") by the Federal Deposit Insurance Corporation ("FDIC") and the California Department of Financial Institutions (“CDFI”), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, a representative of the CDFI, and Imperial Capital Bank, La Jolla, California ("Bank"), as follows:
1.           The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the unsafe or unsound banking practices alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. § 1818(b)(1), and Section 1912 of the California Financial Code (“CFC”), and has waived those rights.

    2.           The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST ("ORDER") by the FDIC and the CDFI.  The Bank further stipulates and agrees that such ORDER will be deemed to be an order which has become final under the Act and the CFC, and that said ORDER shall become effective upon its issuance by the FDIC and the CDFI, and fully enforceable by the FDIC and the CDFI pursuant to the provisions of the Act and the CFC.
3.           In the event the FDIC and the CDFI accepts the CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce said ORDER in the United States District Court will be taken by the FDIC, and no action to enforce said ORDER in State Superior Court will be taken by the CDFI, unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the ORDER.
4.           The Bank hereby waives:
(a)           The receipt of a NOTICE;
(b)           All defenses in this proceeding;
(c)           A public hearing for the purpose of taking evidence on such alleged charges;
(d)           The filing of Proposed Findings of Fact and Conclusions of Law;
(e)           A recommended decision of an Administrative Law Judge; and

(f)           Exceptions and briefs with respect to such recommended decision.

Dated:  February 12, 2009.

FEDERAL DEPOSIT INSURANCE |CORPORATION, LEGAL DIVISION		IMPERIAL CAPITAL BANK LA JOLLA, CALIFORNIA
BY:	BY:

/s/ James L. Miller		/s/ Norval L. Bruce
James L. Miller		Norval L. Bruce
Counsel

California Department of Financial Institutions		/s/ George W. Haligowski
BY:		George W. Haligowski

/s/ Paul Crayton		/s/ Jeffrey L. Lipscomb
Paul Crayton		Jeffrey L. Lipscomb
Senior Counsel

/s/ Sandor X. Mayuga
Sandor X. Mayuga

/s/ Hirotaka Oribe
Hirotaka Oribe

/s/ Robert R. Reed
Robert R. Reed

Comprising the Board of Directors of Imperial Capital Bank La Jolla, California